UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.           )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Nuveen Churchill Private Capital Income Fund
375 Park Avenue, 9th Floor
New York, New York 10152
April 6, 2026
Dear Shareholder:
You are cordially invited to attend the annual meeting of shareholders of Nuveen Churchill Private Capital Income Fund (the “Fund”) to be held on May 21, 2026 at 1:00 p.m., Eastern Time (the “Annual Meeting”). The Annual Meeting will be held in a virtual meeting format only. You can participate in the Annual Meeting, vote and submit questions via live audio webcast by visiting www.virtualshareholdermeeting.com/PCAP2026 and entering your control number on your proxy card or voting instruction form.
Your vote is very important! Your immediate response will help avoid potential delays and may save the Fund significant additional expenses associated with soliciting shareholder votes.
The Notice of the Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. The Annual Meeting is being held for the following purposes:
1.to elect six members of the Fund's board of trustees (the “Board”) to serve until the 2027 annual meeting of shareholders and until their respective successors are duly elected and qualified; and
2.to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
The Board unanimously recommends that you vote FOR the proposal to be considered and voted on at the Annual Meeting.
The Fund has elected to provide access to its proxy materials to its shareholders over the Internet under the Securities and Exchange Commission’s (the “SEC”) “notice and access” rules. On or about April 6, 2026, the Fund intends to mail to its shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Fund’s proxy statement and annual report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) and how to submit proxies over the Internet or by telephone. The Notice of Internet Availability of Proxy Materials also contains instructions on how you may request from the Fund, free of charge, hard copies of the proxy statement, the proxy card and the Annual Report. The Fund believes that providing its proxy materials over the Internet will expedite shareholders’ receipt of proxy materials, lower the costs associated with the Annual Meeting and conserve resources.
It is important that your shares of the Fund’s common shares of beneficial interest, par value $0.01 per share, be represented at the Annual Meeting. If you are unable to attend the Annual Meeting, I encourage you to vote your proxy on the Internet or by telephone by following the instructions provided on the Notice of Internet Availability of Proxy Materials. Your vote and participation in the governance of the Fund are very important.
Sincerely yours,
Kenneth Kencel
President and Chief Executive Officer

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
375 Park Avenue, 9th Floor
New York, New York 10152
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On May 21, 2026
To the Shareholders of Nuveen Churchill Private Capital Income Fund:
NOTICE IS HEREBY GIVEN THAT the annual meeting of shareholders of Nuveen Churchill Private Capital Income Fund (“Shareholders”), a Delaware statutory trust (the “Fund”), will be held on May 21, 2026 at 1:00 p.m. Eastern Time (the “Annual Meeting”). The Annual Meeting will be held in a virtual meeting format only, and will be conducted via live audio webcast. It is important to note that Shareholders have the same rights and opportunities by participating in the virtual meeting as they would if attending an in-person meeting. You will be able to participate in the Annual Meeting, vote and submit your questions via live audio webcast by visiting www.virtualshareholdermeeting.com/PCAP2026. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying proxy statement under the heading “How do I attend and vote at the Annual Meeting.”
The Annual Meeting is being held for the following purposes:
1.to elect six members of the Fund's board of trustees (the “Board”) to serve until the 2027 annual meeting of shareholders and until their respective successors are duly elected and qualified; and
2.to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
The Board has fixed the close of business on March 31, 2026 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof.
Important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 21, 2026. The Fund’s proxy statement, the proxy card, and the Fund’s annual report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) are available at www.virtualshareholdermeeting.com/PCAP2026 and www.proxyvote.com. This proxy statement and the Annual Report also can be found on our website at www.nuveen.com/pcap under the “SEC Filings” tab or the SEC’s EDGAR website at www.sec.gov.
Your vote is important regardless of the number of shares that you own. If you are unable to participate in the Annual Meeting, we encourage you to vote your proxy on the Internet or by telephone by following the instructions provided on the Notice of Internet Availability of Proxy Materials. You may also request from us, free of charge, hard copies of the proxy statement and proxy card for the Fund by following the instructions on the Notice of Internet Availability of Proxy Materials.
By Order of the Board of Trustees,
John McCally
Vice President and Secretary
April 6, 2026

This is an important meeting. To ensure proper representation at the Annual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy via the Internet or by telephone, or request, complete, sign, date and return a proxy card. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or subsequently executed proxy, or by attending the Annual Meeting and voting virtually. Instructions on how to vote while participating at the Annual Meeting live via the Internet are posted at www.virtualshareholdermeeting.com/PCAP2026.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
375 Park Avenue, 9th Floor
New York, New York 10152
ANNUAL MEETING OF SHAREHOLDERS
To Be Held On May 21, 2026
PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
What is the date of the Annual Meeting and where will it be held?
The annual meeting (the “Annual Meeting”) of shareholders of Nuveen Churchill Private Capital Income Fund (“Shareholders”), which is sometimes referred to in this proxy statement as “we,” “us,” “our,” or the “Fund,” will be held in a virtual meeting format only on May 21, 2026. You will be able to participate in the Annual Meeting, vote and submit your questions via live audio webcast by visiting www.virtualshareholdermeeting.com/PCAP2026.
What will I be voting on at the Annual Meeting?
At the Annual Meeting, holders of each class of the Fund’s common shares of beneficial interest (each, a “Shareholder”) will be asked to elect each of Kenneth Kencel, William Huffman, Stephen Potter, James Ritchie, Dee Dee Sklar, and Sarah Smith to the Fund's board of trustees (the “Board”) for a one-year term, expiring at the 2027 annual meeting of shareholders and until their respective successor is duly elected and qualified.
Who can vote at the Annual Meeting?
Only Shareholders of record as of the close of business on March 31, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.
How many votes do I have?
Shareholders are entitled to one vote for each share held as of the Record Date.
How do I attend and vote at the Annual Meeting?
The Fund will be hosting the Annual Meeting live via audio webcast. Any Shareholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/PCAP2026. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
Attending the Annual Meeting Virtually. The Fund will be hosting the Annual Meeting live via audio webcast. Any Shareholder can participate in the Annual Meeting live online at www.virtualshareholdermeeting.com/PCAP2026. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
•Instructions on how to attend and participate via the Internet, including how to demonstrate proof of share ownership, are posted at www.virtualshareholdermeeting.com/PCAP2026.
•If you encounter any difficulties while accessing the virtual Annual Meeting during the check-in or Annual Meeting time, a technical assistance phone number will be made available on the virtual registration page 15 minutes prior to the start of the Annual Meeting.
•Webcast starts at 1:00 p.m., Eastern Time.
•You will need your control number located on your proxy card to enter the Annual Meeting.
•Shareholders may submit questions while attending the Annual Meeting via the Internet.

To attend and participate in the Annual Meeting, you will need the control number located on your Notice of Internet Availability of Proxy Materials. If you lose your control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of Shareholders as of the Record Date. The Fund will have technicians ready to assist with any technical difficulties that Shareholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.
Voting by Proxy through the Internet. You may authorize a proxy through the Internet using the web address included in your Notice of Internet Availability of Proxy Materials. Authorizing a proxy through the internet requires you to input the control number located on your Notice of Internet Availability of Proxy Materials. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the Internet link.
Voting by Proxy by Telephone. You may authorize a proxy by telephone by using the telephone number included in your Notice of Internet Availability of Proxy Materials and following the instructions provided in your Notice of Internet Availability of Proxy Materials. Authorizing a proxy by telephone requires you to input the control number located on your Notice of Internet Availability of Proxy Materials. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call.
Voting by Proxy through the Mail. You may also request from us, free of charge, hard copies of the proxy statement and proxy card for the Fund by following the instructions on the Notice of Internet Availability of Proxy Materials. When voting by proxy and mailing your proxy card, you are required to:
•indicate your instructions on the proxy card;
•date and sign the proxy card;
•mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
•allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern Time, on May 20, 2026.
Does the Board recommend voting for Proposal 1?
Yes. The Board unanimously recommends that you vote “FOR” the proposal.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting to be held on May 21, 2026 at 1:00 p.m., Eastern Time. The Annual Meeting will be held in a virtual meeting format only, and will be conducted via live audio webcast. Only holders of record of our common shares of beneficial interest (the “Common Shares”) as of the Record Date will be entitled to vote at the Annual Meeting. As of the Record Date, we had 1,903,144 Class S shares of beneficial interest, 1,333,519 Class D shares of beneficial interest, and 58,785,120 Class I shares of beneficial interest outstanding and entitled to vote. This proxy statement (the “Proxy Statement”) is being provided to the Shareholders via the Internet on April 6, 2026. In addition, a Notice of Internet Availability of Proxy Materials, which contains instructions on how to access the Proxy Statement and our annual report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”), and how to submit proxies over the Internet or by telephone, is being sent to our Shareholders of record on or about April 6, 2026. The Annual Report and this Proxy Statement both can be accessed online at www.virtualshareholdermeeting.com/PCAP2026 and www.proxyvote.com.
All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if a proxy is properly executed and received by the Fund (and not revoked) prior to the Annual Meeting, the Common Shares represented by the proxy will be voted FOR the election of six members of the Board to serve until the 2027 annual meeting of shareholders and until their respective successors are duly elected and qualified. Should any matter not described above be properly presented at the Annual Meeting, the named proxies will vote in accordance with their best judgment as permitted.
Voting Rights
Holders of our Common Shares are entitled to one vote for each Common Share held as of the Record Date. The Annual Meeting is being held for the following purposes:
1.to elect six members of the Board to serve until the 2027 annual meeting of shareholders and until their respective successors are duly elected and qualified; and
2.to transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.
Record Date
The Board has fixed the close of business on March 31, 2026 as the Record Date for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof. As of the Record Date, there were 62,021,783 Common Shares outstanding, comprised of 1,903,144 Class S shares of beneficial interest, 1,333,519 Class D shares of beneficial interest, and 58,785,120 Class I shares of beneficial interest.
Quorum Required
A majority of the outstanding Common Shares (without regard to class) entitled to vote at the Annual Meeting must be present or represented by proxy at the Annual Meeting to have a quorum. If you have properly voted by proxy via the Internet, telephone or mail, you will be considered part of the quorum. Abstentions will be treated as shares present for determining whether a quorum is established.
Vote Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions
Proposal 1 – To elect six members of the Board to serve until the 2027 annual meeting of Shareholders and until their respective successors are duly elected and qualified.	Affirmative vote of a plurality of the votes cast at the Annual Meeting virtually or by proxy, meaning votes cast for such nominee’s election must exceed the votes withheld from such nominee’s election.	No	Abstentions will not be included in determining the number of votes cast and, as a result, will not affect the outcome.

Voting
You may vote at the Annual Meeting by using the virtual control number contained in the Notice of Internet Availability of Proxy Materials or by proxy in accordance with the instructions provided below. You also may authorize a proxy through the Internet or by telephone using the web address or telephone number, as applicable, included in your Notice of Internet Availability of Proxy Materials. These options require you to input the control number located on your Notice of Internet Availability of Proxy Materials. After inputting the control number, you will be prompted to direct your proxy to vote on the proposal. You will have an opportunity to review your voting instructions and make any necessary changes before submitting your voting instructions and terminating the telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming your voting instructions prior to submission, will also receive an e-mail confirming your instructions upon request. When voting by proxy and mailing your proxy card, you are required to:
•indicate your instructions on the proxy card;
•date and sign the proxy card;
•mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
•allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern Time, on May 20, 2026.
If your Common Shares are held in street name, these proxy materials are being forwarded to you by your account holder, along with voting instructions. As the beneficial owner, you have the right to direct your account holder how to vote your Common Shares, and the account holder is required to vote your Common Shares in accordance with your instructions. Your broker cannot vote your Common Shares on your behalf without your instructions. A “broker non-vote” with respect to a matter occurs when a broker, bank or other nominee holding Common Shares on behalf of a beneficial owner votes on some matters on the proxy card, but not on other matters, because the broker has not received voting instructions from the beneficial owner on a particular proposal and does not have discretionary authority (or declines to exercise discretionary authority) to vote the Common Shares on such proposal. Brokers, banks and other nominees will not have discretionary authority to vote on the election of trustees (Proposal 1). Therefore, the Fund does not expect any broker non-votes at the Annual Meeting. In addition, as the beneficial owner of our Common Shares, you are entitled to participate in the Annual Meeting. If you are a beneficial owner, however, you may not vote your Common Shares at the Annual Meeting unless you obtain a legal proxy executed in your favor from the account holder of your Common Shares.
You may receive more than one proxy statement and proxy card or voting instructions form if your Common Shares are held through more than one account (e.g., through different account holders). Each proxy card or voting instructions form only covers those Common Shares held in the applicable account. If you hold Common Shares in more than one account, you must provide voting instructions as to all your accounts to vote all your Common Shares.
Important notice regarding the availability of proxy materials for the Annual Meeting. This Proxy Statement, the proxy card, and the Annual Report are available at www.virtualshareholdermeeting.com/PCAP2026 and www.proxyvote.com. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of this Proxy Statement and the Annual Report.
If you plan to attend the Annual Meeting and vote your Common Shares virtually, you will need your control number located on your Notice of Internet Availability of Proxy Materials in order to be admitted to the Annual Meeting.
Quorum and Adjournment
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of the Common Shares outstanding on the Record Date, without regard to class, will constitute a quorum.
If a quorum is not present at the Annual Meeting, the Chairman will have the authority to adjourn the Annual Meeting to a date not more than 120 days after the original Record Date, without notice and without the vote or approval of Shareholders, until a quorum is present.

Proxies for the Annual Meeting
The named proxies for the Annual Meeting are Kenneth Kencel, Shai Vichness, and John McCally (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board recommends herein as to any submitted proxies that do not direct how to vote on any item, and will vote on any other matters properly presented at the Annual Meeting in their judgment.
Expenses of Soliciting Proxies
The Fund will pay the expenses of soliciting proxies to be voted at the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the Internet and the cost of mailing the Notice of Internet Availability of Proxy Materials and any requested proxy materials to Shareholders. The Fund has engaged Broadridge Financial Solutions, Inc., an independent proxy solicitation firm, to assist in the distribution of the proxy materials and tabulation of proxies. The cost of Broadridge’s services with respect to the solicitation of proxies for the Annual Meeting is estimated to be approximately $35,000, plus reasonable out-of-pocket expenses.
Revocability of Proxies
A Shareholder may revoke any proxy that is not irrevocable by attending the Annual Meeting and voting virtually or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Fund. Shareholders have no appraisal or dissenters’ rights in connection with the proposal described herein.
Contact Information for Proxy Solicitation
You can contact us by mail sent to the attention of the Vice President and Secretary of the Fund, John McCally, at our principal executive office located at 375 Park Avenue, 9th Floor, New York, New York 10152. You can call us by dialing (212) 478-9200. You can access our proxy materials online at www.virtualshareholdermeeting.com/PCAP2026 and www.proxyvote.com.
Notice of Internet Availability of Proxy Materials
In accordance with regulations promulgated by the SEC, the Fund has made this Proxy Statement, the Notice of Annual Meeting of Shareholders, and the Annual Report available to Shareholders on the Internet. Shareholders may (i) access and review the Fund’s proxy materials, (ii) authorize their proxies, as described in “Voting” above and/or (iii) elect to receive future proxy materials by electronic delivery via the Internet address provided below.
This Proxy Statement, the Notice of Annual Meeting and the Annual Report are available at www.virtualshareholdermeeting.com/PCAP2026 and www.proxyvote.com.
Electronic Delivery of Proxy Materials
Pursuant to the rules adopted by the SEC, the Fund furnishes proxy materials by email to those Shareholders who have elected to receive their proxy materials electronically. While the Fund encourages Shareholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, Shareholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of Common Shares held by a broker or custodian, may request a printed set of proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of this Proxy Statement and the Annual Report.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The following table sets forth certain information with respect to the beneficial ownership of our Common Shares, according to information furnished to us by such persons or publicly available filings, as of the Record Date by: (1) each trustee nominee of the Board; (2) the Fund’s executive officers; (3) the executive officers and trustees as a group; and (4) each person known to us to beneficially own 5% or more of our outstanding Common Shares. Ownership information for those persons who beneficially own 5% or more of the outstanding Shares is based upon filings by such persons with the SEC and other information obtained from such persons. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The percentage ownership is based on 62,021,783 Common Shares outstanding as of the Record Date. The number of Common Shares held by beneficial owners of 5% or more of our outstanding Common Shares is as of the date of the applicable SEC filing made by those owners (unless otherwise noted). To our knowledge, except as indicated in the footnotes to the table, each of the Shareholders listed below has sole voting and/or investment power with respect to our Common Shares beneficially owned by such Shareholder.

	Amount and Nature of Beneficial Ownership			Percentage of Class Outstanding
Name and Address	Class S	Class D	Class I
5% Owners
Teachers Insurance and Annuity Association of America (1)	—	—	3,347,667	5.4%
Income Insurance Ltd (2)	—	—	4,460,613	7.2%
Interested Trustees
Kenneth Kencel (3)	—	—	10,085	*
William Huffman	—	—	—	—
Independent Trustees
Stephen Potter (4)	—	—	13,230	*
James Ritchie (5)	—	—	26,215	*
Dee Dee Sklar (6)	—	—	2,449	*
Sarah Smith	—	—	—	—
Executive Officers
Shai Vichness	—	—	—	—
Charmagne Kukulka	—	—	—	—
John McCally	—	—	—	—
Marissa Hassen	—	—	—	—
All officers and trustees as a group (10 persons) (7)	—	—	51,979	*

________________________
*    Less than 1%
(1)    The address of Teachers Insurance and Annuity Association of America (“TIAA”) is 730 Third Avenue, New York, NY 10017. TIAA holds (i) 1,590,418 Class I shares directly, and (ii) 1,757,249 Class I shares indirectly through a private fund managed by Churchill in which TIAA is the sole investor. In connection with our formation, on March 30, 2022, we issued and sold 40 Class I shares to TIAA, for an aggregate purchase price of $1,000. In addition, on March 31, 2022, prior to our election to be regulated as a business development company (“BDC”) under the 1940 Act, TIAA contributed certain portfolio investments to the Fund and NCPIF SPV I LLC (n/k/a Churchill NCPCIF CLO-I LLC), our wholly owned subsidiary, in the amount of $296,231,000 (fair value as of March 31, 2022). In connection therewith, we issued to TIAA 10,540,000 Class I shares at $25.00 per share. Class I shares owned by TIAA are subject to additional restrictions. TIAA may submit its Class I shares for repurchase beginning on March 31, 2027. The total amount of repurchases of TIAA shares eligible for redemption will be limited to no more than 1.67% of our aggregate net asset value (“NAV”) per calendar quarter; provided that, if in any quarter the total amount of aggregate repurchase requests of all classes of beneficial interest does not exceed the overall share repurchase plan limits of 5% of the aggregate NAV per calendar quarter, the above redemption limits on the TIAA shares will not apply to that quarter and TIAA will be entitled to redeem up to the overall share repurchase plan limits. Notwithstanding the foregoing, TIAA may sell a portion of its Class I shares to unaffiliated investors in reliance upon an exemption from registration under the Securities Act of 1933, as amended.
(2)    The address of Income Insurance Ltd (“Income”) is 75 Bras Basah Road, Income Centre, Singapore, 189557. Income hold of its Class I shares directly. NTUC Enterprise Co-Operative Ltd, the parent company of Income, may be deemed to beneficially own the Class I shares that are directly held by Income.
(3)     Mr. Kencel holds all of his Class I shares indirectly: (i) 5,042.356 Class I shares are held through a trust; and (ii) 5,042.356 Class I shares are held through a trust pursuant to which Mr. Kencel’s spouse retains sole voting and dispositive power.
(4)    Mr. Potter holds all of his Class I shares indirectly through a trust.
(5)    Mr. Ritchie holds 13,107.70 Class I shares directly. Mr. Ritchie may also be deemed to beneficially own 13,107.70 Class I shares indirectly by virtue of his wife’s ownership of such shares.
(6)    Ms. Sklar holds all of her Class I shares indirectly through a joint account, pursuant to which she has shared voting and dispositive power.
(7)    The address for each of the trustees and executive officers of the Fund is c/o Nuveen Churchill Private Capital Income Fund, 375 Park Avenue, 9th Floor, New York, NY 10152.

PROPOSAL 1: ELECTION OF TRUSTEE NOMINEES
The Board currently consists of six trustees: Kenneth Kencel, William Huffman, Stephen Potter, James Ritchie, Dee Dee Sklar, and Sarah Smith. At the Annual Meeting, Shareholders are being asked to consider the election of each of Kenneth Kencel, William Huffman, Stephen Potter, James Ritchie, Dee Dee Sklar, and Sarah Smith. Each of Kenneth Kencel, William Huffman, Stephen Potter, James Ritchie, Dee Dee Sklar, and Sarah Smith have been nominated for election by the Board to serve a one-year term until the 2027 annual meeting of shareholders and until their respective successor is duly elected and qualified. Each trustee nominee has agreed to serve as a trustee if re-elected at the Annual Meeting and has consented to being named as a nominee in this Proxy Statement.
A Shareholder can vote “for,” “withhold authority” or abstain from voting his, her or its vote from the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each of the trustee nominees named below in accordance with the recommendation of the Board. If any of the trustee nominees should decline or be unable to serve as a trustee, the persons named as proxies will vote for such other nominee as may be proposed by the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”). The Board has no reason to believe that any of the persons named as trustee nominees will be unable or unwilling to serve.
Required Vote
Each trustee nominee will be elected to the Board if the votes cast for such nominee’s election exceed the votes withheld from such nominee’s election. If a Shareholder votes to “withhold authority” with respect to a nominee, the shares will not be voted with respect to the person indicated. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this Proposal 1. There will be no cumulative voting with respect to Proposal 1.
Information about the Trustee Nominees
Set forth below is information regarding Messrs. Kencel, Huffman, Potter and Ritchie and Mses. Sklar and Smith, who have been nominated by the Board for election by Shareholders as trustees of the Fund at the Annual Meeting. Messrs. Kencel, Huffman, Potter and Ritchie and Mses. Sklar and Smith are not being proposed for election pursuant to any arrangement or understanding between any of Messrs. Kencel, Huffman, Potter and Ritchie and Mses. Sklar and Smith, on the one hand, and the Fund or any other person or entity, on the other hand.
The information below includes specific information about each trustee’s experience, qualifications, attributes and skills that led the Board to the conclusion that the individual is qualified to serve on the Board, in light of the Fund’s business and structure. There were no legal proceedings of the type described in Item 401(f) of Regulation S-K in the past 10 years against any of our trustee nominees or officers, and none are currently pending.
Mr. Kencel is an “interested person” (as defined in Section 2(a)(19) the 1940 Act) of the Fund due to his position as the Chief Executive Officer and President of the Fund and Chief Executive Officer and President of Churchill Asset Management LLC (“Churchill”), a sub-adviser to the Fund. Mr. Huffman is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund due to his position as the Chief Executive Officer of Nuveen, LLC (“Nuveen”), the parent company of Churchill. The Board has determined that each of Stephen Potter, James Ritchie, Dee Dee Sklar, and Sarah Smith is not an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund.

Name, Address and Age(1)	Position(s) held within the Fund	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee Nominee (2)	Other Directorships Held by Trustee Nominee
Interested Trustees
Kenneth Kencel, 67	Chief Executive Officer, President, Trustee and Chairman	Chief Executive Officer and President of Churchill, the Fund, NC SLF Inc., Nuveen Churchill Direct Lending Corp. and Nuveen Churchill BDC V	Trustee since 2022, Term expires in 2026	4	Canisius High School
William Huffman, 56	Trustee	Chief Executive Officer of Nuveen, and former President of Nuveen Equities and Fixed Income, and former President of Nuveen Asset Management, LLC	Trustee since 2022, Term expires in 2026	1	Boys and Girls Club of Chicago Rush Medical Center Arthritis and Orthopedics Leadership Committee
Independent Trustees
Stephen Potter, 69	Trustee	Director	Trustee since 2022, Term expires in 2026	4
Miami Corporation
Rush University Medical Center
British American Business Council
Solti Foundation
American School in London US Foundation
Japan America Society of Chicago
Rush System for Health
Walter Scott & Partners
Duke University Trinity College (2017-2024)
RAND Corporation Social & Economic Advisory Board
(2021-2024)
Insight Investments
BNY Investment Management EMEA
Newton Investment Management

James Ritchie, 71	Trustee	Director	Trustee since 2022, Term expires in 2026	4	Kinsale Capital Group, Inc. (2012-2025)
Dee Dee Sklar, 75	Trustee	Director	Trustee since 2022, Term expires in 2026	2	Papaya Growth Opportunity Corp 1 Kernel Group Holdings, Inc. Tealbook
Sarah Smith, 67	Trustee	Former Controller and Chief Accounting Officer of Goldman Sachs	Trustee since 2022, Term expires in 2026	2	AON PLC Klarna Bank A.B. Via Transportation 98point6 Governmental Accounting Standards Board Financial Accounting Foundation (2020-2025)

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(1)The address for each trustee is c/o Nuveen Churchill Private Capital Income Fund, 375 Park Avenue, 9th Floor, New York, NY 10152.
(2)The term “Fund Complex” refers to: (a) the Fund; (b) Nuveen Churchill Direct Lending Corp., a BDC advised by an affiliate of the Adviser and sub-advised by Churchill; (c) NC SLF Inc., a closed-end fund registered under the 1940 Act advised by Churchill; and (d) Nuveen Churchill BDC V, a BDC advised by Churchill.

Kenneth Kencel, Chief Executive Officer, President & Chairman
Kenneth Kencel has served as Chief Executive Officer, President and Chairman of the Board of the Fund since March 2022 and has served as President and Chief Executive Officer of Churchill since 2015. Mr. Kencel has served as the Chief Executive Officer, President and Chairman of the Board of Nuveen Churchill Direct Lending Corp., a BDC, since December 2019, NC SLF Inc., a closed-end fund registered under the 1940 Act, since March 2021, and Nuveen Churchill BDC V, a BDC, since July 2025. Mr. Kencel previously served as a trustee of Nuveen Churchill Private Credit Fund, a BDC. Throughout his over 35-year career in the investment industry, Mr. Kencel has accrued a broad range of experience in leading private credit investment businesses. Previously, Mr. Kencel served as a Managing Director of The Carlyle Group, and from May 2014 to April 2015, he also served as President and a Director of TCG BDC, Inc. (Carlyle’s publicly traded BDC). Prior to Carlyle, he founded and was President and CEO of Churchill Financial Group; and served as Head of Leveraged Finance for Royal Bank of Canada as well as Head of Indosuez Capital—a leading middle market merchant banking and asset management business in partnership with Credit Agricole Group. Mr. Kencel also helped to found the high yield finance business at Chase Securities (now JP Morgan Chase). He began his career in the Mergers & Acquisitions Group at Drexel Burnham Lambert.
Mr. Kencel serves on the Pension Investment Advisory Committee for the Archdiocese of New York, the Board of Trustees and Chairman of the Investment Committee of Canisius High School and the Advisory Board of Teach for America (Connecticut). Mr. Kencel is a former member of the Board of Advisors and Adjunct Professor at the McDonough School of Business at Georgetown University. He earned his B.S. in Business Administration, magna cum laude, from Georgetown University and his J.D. from Northwestern University Pritzker School of Law.
We believe Mr. Kencel’s numerous management positions, as well as his depth of experience with corporate finance and middle market investments, give the Board valuable industry-specific knowledge and expertise on these and other matters, and his history with Churchill provides an important skill set and knowledge base to the Board.
William Huffman
William Huffman has served as a trustee of the Fund since March 2022. Mr. Huffman is Chief Executive Officer of Nuveen, a leading global asset management firm. Responsible for driving Nuveen's vision, strategy and day-to-day operations, he and his leadership team set and execute key growth initiatives and oversee Nuveen's investment teams, product strategy and management and client businesses. Mr. Huffman chairs the Nuveen Executive Committee and is a member of parent company TIAA's Executive Committee. Previously, Mr. Huffman led the Nuveen Equities and Fixed Income (NEFI) group, managing a global investment business in equities, taxable fixed income, munis, multi-asset, private capital and green lending, while providing the firm's clients with diverse capabilities and solutions. Mr. Huffman was also the President of Nuveen Asset Management, responsible for leading all of Nuveen Asset Management's business and investment management activities.
Mr. Huffman joined Nuveen in 2008 after 17 years at Northern Trust where he was President and Chief Executive Officer of Northern Trust Global Advisors, Inc., serving institutional and wealth clients in traditional asset classes and alternatives including hedge funds and private equity. Prior to these roles, Mr. Huffman served as the director of quantitative product management for Northern Trust and began his career with the firm as the leader of the internal audit group responsible for treasury, investment management and finance functions.
Mr. Huffman graduated with a B.S. in Accounting from Indiana University and an M.B.A. in Finance from the University of Chicago. Mr. Huffman has also passed the Certified Public Accountant exam. Mr. Huffman serves his community as Chairman Elect of the Board of Directors for the Boys and Girls Clubs of Chicago, and as a Rush System Trustee member and Cancer Advisory Council member.
Stephen Potter

Stephen Potter has served as a trustee of the Fund since March 2022, a director of Nuveen Churchill Direct Lending Corp. since December 2019, a trustee of Nuveen Churchill BDC V since July 2025, and a director of NC SLF Inc. since February 2026. From 2008 to 2017, prior to his retirement, Mr. Potter served as President of Northern Trust Asset Management (NTAM), a large global asset management firm, and as CEO of Northern Trust Investments, a registered investment adviser. From 2001-2008, Mr. Potter served as CEO of Northern Trust Global Services, Ltd. and led all of Northern Trust’s business activities outside the United States. In his various leadership roles at Northern Trust Corporation, Mr. Potter actively engaged with the board of directors and regulators focused on business strategy, risk management and long term talent development. Mr. Potter currently serves on the boards of Miami Corporation, Rush University Medical Center, the British American Business Council, the Solti Foundation, the American School in London US Foundation, Japan America Society of Chicago, Rush System for Health, Walter Scott & Partners in Edinburgh, Insight Investments, BNY Investment Management EMEA, and Newton Investment Management. Mr. Potter is currently Chairman of the Japan America Society of Chicago. Mr. Potter previously served as a trustee of Nuveen Churchill Private Credit Fund, the board of Duke University Trinity College, and the Social & Economic Advisory Board of the RAND Corporation in Santa Monica, CA. Mr. Potter holds an A.B. in Economics and History from Duke University and an M.B.A. in Finance and Marketing from Northwestern University.
We believe Mr. Potter’s management positions and experiences with business strategy and risk management provide the Board with valuable skills and insight.
James J. Ritchie
James J. Ritchie has served as a trustee of the Fund since March 2022, a director of Nuveen Churchill Direct Lending Corp. since December 2019, a director of NC SLF Inc. since March 2021, and a trustee of Nuveen Churchill BDC V since July 2025. At various times from 2007 to May 2025, he served as Chairman of the boards of Acadian Asset Management Inc. (formerly known as Brightsphere Investment Group), a global asset management firm, F&G Life Insurance Company, a life and annuity insurance company, and Quanta Capital Holdings, Ltd., a property and casualty insurance holding company. Prior to serving as Chairman of the boards of these firms, he chaired their respective audit committees, as well as the audit committees of Kinsale Capital Group, Inc., a Richmond-based specialty insurance company, KMG America Corporation, a life and health insurance company, Ceres Group, Inc., a health insurance company, Lloyds Syndicate 4000 and Old Mutual Bermuda, a Bermuda-based financial services company. From 2001 to 2003, he served as CFO of White Mountains Insurance Group, Ltd., a Bermuda-based insurance holding company. Prior thereto, he held senior management positions in Cigna Corporation and Price Waterhouse (now PricewaterhouseCoopers LLP). Mr. Ritchie also previously served as a trustee of Nuveen Churchill Private Credit Fund. He is a member of the National Association of Corporate Directors and the American Institute of Certified Public Accountants. Mr. Ritchie received an M.B.A. from the Rutgers Graduate School of Business Administration and an A.B. economics degree with honors from Rutgers College.
We believe Mr. Ritchie’s broad experiences in the financial services and accounting sectors provide him with skills and valuable insight in handling complex financial transactions and accounting issues, all of which make him well qualified to serve on the Board.
Dee Dee Sklar
Dee Dee Sklar has served as a trustee of the Fund since March 2022 and a trustee of Nuveen Churchill BDC V since July 2025. Ms. Sklar is a seasoned banking executive with over 40 years of experience in the financial services industry. Ms. Sklar’s diverse and global leadership experience spans across all functions and segments of the industry and has allowed her to build an extensive network that includes C-suite and Board members across leading private equity and alternative investment management firms, banks, institutional investors and insurance companies. Most recently, Ms. Sklar served as Vice Chair and Head of Subscription Finance at Wells Fargo (NYSE: WFC) from 2012 to December 2019, where she helped build the bank into a leading global provider of subscription financing. During her time at Wells Fargo, Ms. Sklar also held various corporate governance and leadership positions including Co-Head of the New York Women’s Network. Ms. Sklar is the Founder and current Co-Global Chair of Women in Fund Finance and continues to hold support roles with the Fund Finance Association. She is a Business Advisory Board member of Tealbook, a Canadian headquartered global leader in AI supply chain technology and a member of the Advisory Group for The Artemis Fund’s platform which invests in women founded/cofounded fintech and technology early-stage companies. Previously, Ms. Sklar served as a Board Member of Nuveen Churchill Private Credit Fund, an Advisory Board Member of Atalaya Capital acquired by Blue Owl, a Supervisory Board Member of 17Capital UK a credit private equity sponsor acquired by Oaktree, an independent director of Papaya Growth Opportunity Corp 1, (Nasdaq: PPYAW), and Kernel Group Holdings, Inc. (Nasdaq: KRNL), both of which she headed the Audit Committee. Prior to her time at Wells Fargo, Ms. Sklar worked at WestLB AG, a European global bank from 2000 to 2012, serving as the Head of Financial Institutions Americas and Global Head of Fund Finance from 2004 to 2012. Ms. Sklar led the negotiations of WestLB’s sale of its global funds business to Wells Fargo. During her eight years at WestLB, Ms. Sklar oversaw the firm’s fund finance business across the U.S. Europe, Asia and Latin America and led the origination of over $70 billion of fund financing for global private equity funds. Prior to joining WestLB, Ms. Sklar was a senior securitization banker at Rothschild Inc. from 1994 to 2000. Ms. Sklar earned a B.S. from the University of Tennessee.
We believe Ms. Sklar’s broad experiences in the fund finance and investment management sectors make her well qualified to serve on the Board.
Sarah Smith
Sarah Smith has served as a trustee of the Fund since March 2022 and a trustee of Nuveen Churchill BDC V since July 2025. Ms. Smith was a former member of the Management Committee of Goldman Sachs. In that capacity, Ms. Smith served as the Controller and Chief Accounting Officer of the firm, including during the IPO, and subsequently as the Chief Compliance Officer. Ms. Smith also served on several governing committees, including the Firmwide Risk Committee, the Commitments Committee and the Firmwide Investment Committee. Ms. Smith retired in December 2021. Ms. Smith joined Goldman Sachs in 1996 and was named Managing Director in 1998 and Partner in 2002. Prior to joining Goldman Sachs, Ms. Smith worked in the National and Audit practices of KPMG in both London and New York and held several finance positions at Bristol-Myers Squibb. Ms. Smith is a member of the Board of AON PLC and the Governmental Accounting Standards Board (GASB) since September 2020, and she previously served on the Board of Trustees of the Financial Accounting Foundation, the parent organization of the Financial Accounting Standards Board (FASB), and on the U.S. Treasury Department’s Commission on the Auditing Industry. Ms. Smith attended City of London (Dip. Acc), and is a Fellow of the Institute of Chartered Accountants in England and Wales. Ms. Smith is a Board member and Chair of the Audit and Risk Committee for Klarna Bank A.B. (since January 2021) and serves on the Audit Committee of Via Transportation (since September 2025). Ms. Smith previously served as a trustee of Nuveen Churchill Private Credit Fund.
We believe Ms. Smith’s experience with financial institutions and accounting matters will provide valuable insight and make her well qualified to serve on the Board.
Dollar Range of Equity Securities Beneficially Owned by Trustees
The table below shows the dollar range of equity securities of the Fund and the aggregate dollar range of equity securities of the Fund and the Fund Complex that were beneficially owned by each trustee as of the Record Date stated as one of the following dollar ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; or Over $100,000. The term "Fund Complex" refers to the Fund, Nuveen Churchill Direct Lending Corp., NC SLF Inc., and Nuveen Churchill BDC V.

Name	Dollar Range of Equity Securities in the Fund (1)(2)	Aggregate Dollar Range of Equity Securities in the Fund Complex (3)
Interested Trustees
Kenneth Kencel	Over $100,000	Over $100,000
William Huffman	None	None
Independent Trustees
Stephen Potter	Over $100,000	Over $100,000
James Ritchie	Over $100,000	Over $100,000
Dee Dee Sklar	$50,001 – $100,000	$50,001 – $100,000
Sarah Smith	None	None
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(1)Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)Dollar ranges of the Fund were determined using the number of Common Shares that are beneficially owned as of the Record Date, multiplied by the Fund’s net asset value per Class I share as of February 28, 2026 of $24.16.
(3)Dollar ranges of equity securities in the Fund Complex were determined, if applicable, using the sum of: (a) the number of Common Shares of the Fund beneficially owned as of the Record Date, multiplied by the Fund's net asset value per Class I share as of February 28, 2026; (b) the number of shares of common stock of Nuveen Churchill Direct Lending Corp. beneficially owned as of the Record Date, multiplied by the closing price per share of Nuveen Churchill Direct

Lending Corp.'s common stock as of the Record Date on the New York Stock Exchange; (c) the number of common shares of beneficial interest of Nuveen Churchill BDC V beneficially owned as of the Record Date, multiplied by the most recent net asset value per share of Nuveen Churchill BDC V; and (d) the number of shares of common stock of NC SLF Inc. beneficially owned as of the Record Date, multiplied by the most recent net asset value per share of NC SLF Inc.
Information about Executive Officers Who Are Not Trustees
The following sets forth certain information regarding the executive officers of the Fund who are not trustees of the Fund.

Name	Age	Position	Officer Since
Shai Vichness	43	Chief Financial Officer and Treasurer	2022
Marissa Hassen	42	Chief Accounting Officer	2022
Charmagne Kukulka	36	Chief Compliance Officer	2024
John McCally	46	Vice President and Secretary	2022
The address for each of the Fund’s executive officers is c/o Nuveen Churchill Private Capital Income Fund, 375 Park Avenue, 9th Floor, New York, NY 10152. None of the Fund’s executive officers serve in such roles pursuant to any arrangement or understanding between any of Messrs. Vichness and McCally and Mses. Hassen and Kukulka, on the one hand, and the Fund or any other person or entity, on the other hand.
Shai Vichness, Chief Financial Officer and Treasurer
Shai Vichness serves as Chief Financial Officer and Treasurer of the Fund, Nuveen Churchill Direct Lending Corp., NC SLF Inc., and Nuveen Churchill BDC V, and as a Senior Managing Director and Chief Operating Officer and Chief Financial Officer of Churchill. Previously, as Managing Director and Head of Senior Leveraged Lending for Nuveen, Mr. Vichness was responsible for initiating Nuveen’s investment program in middle market senior loans and was directly involved in the launch of Churchill as an affiliate in 2015. Since the launch of Churchill, Mr. Vichness has been a member of Churchill’s Investment Committee and has been actively engaged in the management of the firm, including the development of its infrastructure and operations. Mr. Vichness joined Nuveen in 2005 and has spent his entire career in the private debt markets, with a significant amount of time spent in the firm’s workout and restructuring department. Mr. Vichness holds a B.B.A. from Baruch College, CUNY and is a CFA charterholder.
Marissa Hassen, Chief Accounting Officer
Marissa Hassen joined Churchill in 2018 and serves as Chief Accounting Officer of the Fund, Nuveen Churchill Direct Lending Corp., NC SLF Inc., and Nuveen Churchill BDC V, and serves as a Managing Director and Chief Financial Officer, Investment Funds of Churchill. Ms. Hassen is a member of Churchill’s Operating Committee, as well as Churchill’s Valuation and Product Committee. Prior to Churchill, she was a senior manager in the Wealth and Asset Management Practice at Ernst & Young LLP, responsible for the planning, implementation, and completion of financial statement audits for alternative investment funds and registered investment companies. Ms. Hassen received her B.S. in Accounting and Business Administration from Lehigh University and is a Certified Public Accountant in the State of New York.
Charmagne Kukulka, Chief Compliance Officer
Charmagne Kukulka serves as the Chief Compliance Officer of the Fund, Nuveen Churchill Direct Lending Corp., NC SLF Inc., and Nuveen Churchill BDC V, and serves as a Managing Director and Chief Compliance Officer of Churchill. Ms. Kukulka is responsible for managing the compliance program for the Fund and day-to-day regulatory and compliance matters, with a particular focus on regulation of investment companies registered under the 1940 Act. Before joining Churchill in 2023, Ms. Kukulka served as Chief Compliance Officer of a New York-based registered investment adviser. Ms. Kukulka began her compliance career at Blackstone Inc., where she was actively involved in the development and administration of the compliance program for Blackstone’s retail products. Ms. Kukulka received her B.A. in Business and Corporate Communications from Arizona State University’s W.P. Carey School of Business.
John McCally, Vice President and Secretary
John McCally serves as the Vice President and the Secretary of the Fund, Nuveen Churchill Direct Lending Corp., NC SLF Inc., and Nuveen Churchill BDC V, and serves as a Senior Managing Director and General Counsel for Churchill after establishing

Churchill with the Churchill Financial Founders in 2015. Mr. McCally has served in the TIAA and Nuveen legal departments since 2010, including as the head of legal for Nuveen Leveraged Finance. Mr. McCally also provides legal support for various investment and asset management teams within the Nuveen and TIAA businesses, including those engaged in public and private fixed income, derivatives and structured products. Prior to joining the organization in 2010, Mr. McCally was an associate with Cadwalader, Wickersham & Taft LLP, specializing in derivatives, structured products and investment management, based in its Washington, D.C. office. Mr. McCally received a B.A. from Duke University and a juris doctor from The George Washington University Law School.
Vote Required
A nominee for trustee will be elected to the Board if the votes cast for such nominee’s election exceed the votes withheld from such nominee’s election. If you vote “withhold authority” with respect to a nominee, your Common Shares will not be voted with respect to the person indicated. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this Proposal 1.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE TRUSTEE NOMINEES.

CORPORATE GOVERNANCE
The Board
Board Composition
The Board consists of six members, four of whom are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, Churchill, Nuveen Asset Management or any of their respective affiliates (the “Independent Trustees”). Each trustee holds office for a one-year term and will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified. Each of Messrs. Kencel, Huffman, Potter and Ritchie and Mses. Sklar and Smith currently hold office with terms expiring at the Annual Meeting, and each has been nominated to continue to serve as a trustee of the Fund for a one-year term expiring at the 2027 annual meeting of shareholders
Independent Trustees
Pursuant to the Fund’s Sixth Amended and Restated Declaration of Trust, a majority of the Board will consist of Independent Trustees. On an annual basis, each member of the Board is required to complete a questionnaire eliciting information to assist the Board in determining whether the Independent Trustees continue to be independent under the Exchange Act and the 1940 Act. The Board limits membership on the Audit Committee, the Nominating Committee and the Co-Investment Committee to Independent Trustees.
Based on these independence standards and the recommendation of the Nominating Committee, after reviewing all relevant transactions and relationships between each trustee, or any of his or her family members, and the Fund, Churchill, Nuveen Asset Management or of any of their respective affiliates, the Board has determined that Messrs. Potter and Ritchie and Mses. Sklar and Smith qualify as Independent Trustees. Each trustee who serves on the Audit Committee is an independent trustee for purposes of Rule 10A-3 under the Exchange Act.
Interested Trustees
Mr. Kencel is considered an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because he is an officer of Churchill. Mr. Huffman is considered an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because he is an officer of Nuveen, the parent company of Churchill.
Meetings and Attendance
The Board met five times and took action on various occasions by unanimous written consent during the fiscal year ended December 31, 2025. Each of the incumbent trustees except Messrs. Kencel and Huffman attended at least 75% of the aggregate of the Board meetings and meetings of the committee(s) on which he or she served during the last fiscal year.
Board Attendance at the Annual Meeting
The Fund’s practice is to encourage its trustees to attend each annual meeting of shareholders; however, such attendance is not required at this time. Two of the trustees attended the 2025 annual meeting of shareholders.
Board Leadership Structure
The Board monitors and performs an oversight role with respect to the business and affairs of the Fund, compliance with regulatory requirements and the services, expenses and performance of its service providers. Among other things, the Board approves the appointment of, and reviews and monitors the services and activities performed by, our investment adviser, our sub-advisers, our administrator, Churchill BDC Administration LLC (the “Administrator”) and our officers, and approves the engagement, and reviews the performance of, the Fund’s independent registered public accounting firm.
Under the Fund’s Fifth Amended and Restated Bylaws (the “Bylaws”), the Board may designate a chair to preside over the meetings of the Board and meetings of Shareholders and to perform such other duties as may be assigned to the chair by the Board. The Fund does not have a fixed policy as to whether the chair of the Board should be an Independent Trustee and believes that the flexibility to select its chair and reorganize its leadership structure, from time to time, based on the criteria that is in the best interests of the Fund and its Shareholders, is appropriate at this time.
Kenneth Kencel currently serves as the Chair of the Board. Mr. Kencel is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because he is an officer of the Fund and Churchill. We believe that Mr. Kencel’s history as a co-founder of Churchill, familiarity with our investment objective and investment strategies, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our Board. We believe that, at present, we are best served through this leadership structure, as Mr. Kencel’s relationship with Churchill provides an effective bridge and encourages an open dialogue between our management and our Board, ensuring that all groups act with a common purpose. We are aware of the potential conflicts that may arise when a non-Independent Trustee is chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Trustees in executive session without the presence of the interested trustees; the establishment of the Audit Committee, the Nominating Committee and the Co-Investment Committee, which are comprised solely of Independent Trustees; and the appointment of a Chief Compliance Officer, with whom the Independent Trustees meet regularly without the presence of the interested trustees and other members of management, and who is responsible for administering our compliance policies and procedures. The Board views its leadership structure as appropriate in light of the Fund’s characteristics and circumstances because the structure allocates areas of responsibility among the individual trustees and the committees in a manner that encourages effective oversight. The Board also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between the Fund's investment adviser and investment sub-advisers and the Board. We recognize that different board leadership structures are appropriate for companies in different situations. We intend to continue to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.
The Board currently does not have a designated lead Independent Trustee. However, Mr. Ritchie, an Independent Trustee and chair of the Audit Committee, acts as a liaison between the Independent Trustees and the Fund’s management and the Fund’s investment adviser and investment sub-advisers between meetings of the Board.
The Board’s Role in Risk Oversight and Compliance
The Board performs its risk oversight function primarily through (a) the Audit Committee, the Nominating Committee and the Co-Investment Committee (collectively, the “Committees”), which report to the entire Board and are comprised solely of Independent Trustees, and (b) reports received from the Fund’s Chief Compliance Officer in accordance with the Fund’s compliance policies and procedures.
As described below in more detail under the “Audit Committee,” “Nominating and Corporate Governance Committee” and “Co-Investment Committee” subsections below, the Committees assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Fund’s accounting and financial reporting processes, the Fund’s systems of internal controls regarding finance and accounting and audits of the Fund’s financial statements and discussing with management the Fund’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Fund’s risk assessment and risk management policies. The Nominating Committee’s risk oversight responsibilities include nominating trustees for election by Shareholders in the event of trustee vacancies, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and the Committees. The Co-Investment Committee’s risk oversight responsibilities include reviewing and making certain findings in respect of co-investment transactions and monitoring compliance with the conditions of the Order (as defined below), as well as certain other matters pertaining to potential or actual conflicts of interest.
The Board also performs its risk oversight responsibilities with the assistance of the Fund’s Chief Compliance Officer. The Chief Compliance Officer prepares a written report quarterly discussing the adequacy and effectiveness of the Fund's compliance policies and procedures and certain of its service providers. The Chief Compliance Officer’s quarterly report provided to the Board addresses at a minimum: (a) the operation of the Fund’s compliance policies and procedures and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Fund’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Trustees periodically, but in no event less than once each year.
The Fund believes that the Board's role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. Specifically, as a BDC, the Fund must comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Fund’s ability to incur indebtedness is limited such that its asset coverage must equal at least 150% immediately after the Fund incurs such indebtedness. In addition, the Fund has elected, and intends to qualify annually, to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended. As a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements.
The Board believes its existing role in risk oversight is appropriate. However, the Board re-examines the manner in which it administers its oversight function on an ongoing basis to ensure that it continues to meet the Fund’s needs.
Communications with Trustees
Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual trustees or any group or committee of trustees, correspondence should be addressed to the Board or any such individual trustees or group or committee of trustees by either name or title. All such correspondence should be sent Nuveen Churchill Private Capital Income Fund, 375 Park Avenue, 9th Floor, New York, NY 10152, Attention: Chief Compliance Officer.
Committees of the Board
The Board has an Audit Committee, a Nominating Committee and a Co-Investment Committee, and may form additional committees in the future. A brief description of each committee is included in this Proxy Statement, and the charters of the Audit Committee and the Nominating Committee can be accessed on the Fund’s website at www.nuveen.com/pcap.
Audit Committee
The Audit Committee held eight formal meetings and took actions by unanimous written consent during the fiscal year ended December 31, 2025.
The Audit Committee is comprised of Stephen Potter, James Ritchie, Dee Dee Sklar, and Sarah Smith, each of whom is an Independent Trustee. Mr. Ritchie serves as chair of the Audit Committee. The Board has determined that each of James Ritchie and Sarah Smith qualifies as an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Our Audit Committee members also meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act.
The Audit Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee (a) assists the Board’s oversight of the integrity of our financial statements, the independent registered public accounting firm’s independence, qualifications and performance and our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm; (b) reviews and approves the Audit Committee report, as required by the SEC, to be included in our proxy statement relating to our annual meeting of Shareholders; (c) oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and policies and internal controls over financial reporting; (d) in conjunction with the Board, oversees the valuation process of Churchill PCIF Advisor LLC (the “Adviser”), as the Board’s valuation designee, in determining the fair value of portfolio securities for which current market values are not readily available in accordance with the Fund’s valuation policy and Rule 2a-5 under the 1940 Act; (e) determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof; (f) reviews reports regarding compliance with the Fund’s Code of Business Conduct and Ethics; (g) pre-approves all audit and non-audit services provided to us by such independent registered public accounting firm; and (h) acts as a liaison between our independent registered public accounting firm and the Board.
Nominating and Corporate Governance Committee
The Nominating Committee held one formal meeting during the fiscal year ended December 31, 2025.

The Nominating Committee is comprised of Stephen Potter, James Ritchie, Dee Dee Sklar, and Sarah Smith, each of whom is an Independent Trustee. Sarah Smith serves as chair of the Nominating Committee.
The Nominating Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Nominating Committee. The Nominating Committee recommends to the Board persons to be nominated by the Board for election on an annual basis and in the event any vacancy on the Board may arise. The Nominating Committee will consider for nomination to the Board candidates submitted by our Shareholders or from other sources it deems appropriate. In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended trustee nominees, the Nominating Committee applies the criteria included in its charter. These criteria include the candidate’s standards of character and integrity, knowledge of the Fund’s business and industry, conflicts of interest, willingness to devote time to the Fund and ability to act in the interests of all Shareholders. The Nominating Committee does not assign any specific weight to any particular criteria and has not adopted any stated minimum criteria as a prerequisite for any prospective nominee. The Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for Board membership. The Board believes diversity is important because a variety of viewpoints contribute to an effective decision-making process.
The Nominating Committee also makes recommendations with regard to the tenure of the trustees and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively.
Co-Investment Committee
The Co-Investment Committee held two formal meetings and took actions by unanimous written consent during the fiscal year ended December 31, 2025.
The Co-Investment Committee is comprised of Stephen Potter, James Ritchie, Dee Dee Sklar, and Sarah Smith, each of whom is an Independent Trustee. Stephen Potter serves as chair of the Co-Investment Committee.
The Co-Investment Committee is responsible for reviewing and making certain findings in respect of co-investment transactions under the conditions set forth in Amendment No. 2 to the Application for an Order filed by Nuveen Churchill Direct Lending Corp., et al, on July 7, 2025, which exemptive order was granted by the SEC on August 5, 2025 (the “Order”), which superseded the prior exemptive order issued by the SEC on June 7, 2019 and amended on October 14, 2022, as well as certain other matters pertaining to actual or potential conflicts of interest.
Compensation Committee
The Fund does not have a compensation committee because its executive officers do not receive compensation from us. The Board, as a whole, is responsible for reviewing the reimbursement by the Fund to the Administrator of the allocable portion of the cost of the Fund’s Chief Financial Officer and Chief Compliance Offer and their respective staffs, and also participates in the consideration of the Independent Trustees’ compensation.
Code of Business Conduct and Ethics
The Fund has adopted a Code of Business Conduct and Ethics that applies to the Fund’s principal executive officer, principal financial officer, principal account officer or controller, any person performing similar functions and all employees of Churchill and Nuveen that perform services on behalf of the Fund. There have been no material changes to the Fund’s Code of Business Conduct and Ethics or material waivers of the Code of Business Conduct and Ethics that apply to the Fund’s Chief Executive Officer or Chief Financial Officer. If the Fund makes any substantive amendment to, or grants a waiver from, a provision of its Code of Business Conduct and Ethics, the Fund will promptly file a Form 8-K with the SEC. The Fund will provide any person, without charge, upon request, a copy of the Code of Business Conduct and Ethics. To receive a copy, please provide a written request to: Nuveen Churchill Private Capital Income Fund, 375 Park Avenue, 9th Floor, New York, NY 10152, Attention: Chief Compliance Officer, Charmagne Kukulka.

Hedging Transactions
The Fund’s Code of Ethics does not expressly prohibit trustees, executive officers or employees of its affiliates from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our Common Shares. Our Common Shares are not listed on any securities exchange and therefore hedging of our securities and/or related activities are not applicable to the Fund.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires trustees, certain officers, and any persons holding more than 10 percent of the Common Shares to report their beneficial ownership and any changes thereto to the SEC. Based upon a review of filings with the SEC, the Fund believes that, during the fiscal year ended December 31, 2025, all Section 16(a) filing requirements applicable to such persons were met in a timely manner, with the exception of three Form 4 reports that were inadvertently filed after the required deadline in respect of four dispositions by TIAA of its Class I shares.
Insider Trading Policies
The Fund has adopted insider trading policies and procedures governing the purchase, sale, and disposition of its securities by its officers and trustees that are reasonably designed to promote compliance with insider trading laws, rules and regulations.
Election of Executive Officers
Executive officers hold their office until their respective successor has been duly elected and qualified, or until the earlier of their respective resignation or removal.
Compensation Discussion and Analysis
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser, Churchill, Nuveen Asset Management, the Administrator or their respective affiliates, pursuant to the terms of the Advisory Agreement, the CAM Sub-Advisory Agreement, the NAM Sub-Advisory Agreement and the Administration Agreement (each as defined below), as applicable. Our day-to-day administrative operations are managed by the Administrator. Most of the services necessary for the origination and administration of our investment portfolio will be provided by investment professionals employed by Churchill or its affiliates.
None of our executive officers receive direct compensation from us. Each of our executive officers is an employee of an affiliate of the Administrator. We reimburse the Administrator for our allocable portion of expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs, and we reimburse the Adviser for certain expenses under the Advisory Agreement.
Trustee Compensation
No compensation will be paid to our trustees who are "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund. Each Independent Trustee receives a retainer of $125,000 annually for serving on the Board. The chair of the Audit Committee receives an additional $7,500 annual fee. We also reimburse each of the Independent Trustees for all reasonable out-of-pocket expenses incurred in connection with each meeting attended.
The table below sets forth the total compensation received by each Independent Trustee from the Fund and the Fund Complex for service during the fiscal year ended December 31, 2025. The term "Fund Complex" refers to the Fund, Nuveen Churchill Direct Lending Corp., NC SLF Inc., and Nuveen Churchill BDC V.

	Fees Earned and Paid in Cash by the Fund (1)	Total Compensation Paid from the Fund Complex (2)
Stephen Potter	$125,000	$309,740
James Ritchie	$132,500	$349,904
Dee Dee Sklar	$125,000	$177,740
Sarah Smith	$125,000	$177,740
_______________________
(1)The Fund does not have a profit-sharing plan, and the Independent Trustees do not receive any pension or retirement benefits from the Fund.
(2)Total compensation paid from the Fund Complex refers to the sum of the following fees paid to each Independent Trustee in connection with their respective positions as a director or trustee of certain affiliates of the Fund: (a) the compensation paid by the Fund as described in the table above; (b) $132,000 in compensation paid to Mr. Ritchie and $132,000 in compensation paid to Mr. Potter by Nuveen Churchill Direct Lending Corp.; (c) $29,500 in compensation paid to Mr. Ritchie by NC SLF Inc.; and (d) $55,904 in compensation paid to Mr. Ritchie and $52,740 in compensation paid to Mr. Potter and Mses. Sklar and Smith, respectively, by Nuveen Churchill BDC V for the fiscal year ended December 31, 2025.

Compensation of the Adviser
The Adviser is responsible for the overall management of the Fund’s activities pursuant to an investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”). We pay the Adviser a fee for its services under the Advisory Agreement consisting of two components: a management fee and an incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by Shareholders.
Management Fee
The management fee is payable monthly in arrears at an annual rate of 0.75% of the value of our net assets as of the beginning of the first calendar day of the applicable month. For purposes of the Advisory Agreement, net assets means our net assets determined on a consolidated basis in accordance with generally accepted auditing principles in the United States (“U.S. GAAP”). For the first calendar month in which we had operations, net assets were measured as the beginning net assets as of the date on which we broke escrow, June 1, 2023 (the “Escrow Break Date”). In addition, the management fee was waived in full until June 1, 2024, the expiry of twelve months following the Escrow Break Date, and 50% of the management fee was waived for the period beginning June 1, 2024 until May 31, 2025.
Incentive Fee
The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not: (i) incentive fee on income and (ii) an incentive fee on capital gains. Each part of the incentive fee is outlined below.
Incentive Fee Based on Income
The portion of the incentive fee based on our income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of our net assets at the end of the immediately preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses accrued for the quarter (including the management fee, expenses payable under the Administration Agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees).
Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of our net assets at the end of the immediately preceding quarter, is compared to a “hurdle rate” of return of 1.50% per quarter (6% annualized).
We pay the Adviser an incentive fee quarterly in arrears with respect to our Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:
•no incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which our Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.50% per quarter (6% annualized);
•100% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.76% (7.06% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.76%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 15% of our Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.76% in any calendar quarter; and
•15% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.76% (7.06% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 15% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the Adviser.
Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets per quarter)
These calculations will be pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to Pre-Incentive Fee Net Investment Income Returns. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a calendar quarter in which we incur an overall loss taking into account capital account losses. For example, if we receive Pre-Incentive Fee Net Investment Income Returns in excess of the quarterly hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that calendar quarter due to realized and unrealized capital losses.
The incentive fee based on income was waived in full for the period beginning June 1, 2024 until May 31, 2025, and 50% of the incentive fee based on income was waived for the period beginning February 1, 2026 through February 28, 2026.
Incentive Fee Based on Capital Gains
The second component of the incentive fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears. The amount payable equals:
•15% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP.
Each year, the fee paid for the capital gains incentive fee will be net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. We will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the Adviser if we were to sell the relevant investment and realize a capital gain. In no event will the capital gains incentive fee payable pursuant to the Advisory Agreement be in excess of the amount permitted by the Investment Advisers Act of 1940, as amended, including Section 205 thereof.

The fees that are payable under the Advisory Agreement for any partial period will be appropriately prorated.
Compensation of Churchill
The Adviser has delegated substantially all of its day-to-day portfolio management obligations as set forth in the Advisory Agreement to Churchill pursuant to a sub-advisory agreement between the Adviser and Churchill (the “CAM Sub-Advisory Agreement”). Under the terms of the CAM Sub-Advisory Agreement, Churchill is responsible for: (i) identifying, evaluating and negotiating the structure of the Fund's investments (including performing due diligence on prospective portfolio companies); (ii) closing and monitoring the Fund's investments; and (iii) determining the securities and other assets to be purchased, retained or sold by the Fund. Pursuant to the amended and restated investment sub-advisory agreement between the Adviser and Churchill (the “Amended CAM Sub-Advisory Agreement”), the Adviser will pay Churchill 85% of the aggregate amount of the management fee, the incentive fee on income, and the incentive fee on capital gains as set forth in the Advisory Agreement. The management fee and the incentive fee on income are payable quarterly in arrears and the incentive fee on capital gains is payable annually pursuant to the terms of the Advisory Agreement. Fees payable to Churchill will be borne entirely by the Adviser, and will not be directly incurred by the Fund.
Compensation of Nuveen Asset Management
The Adviser and Churchill have engaged Nuveen Asset Management, acting through its leveraged finance division, pursuant to a sub-advisory agreement by and among the Adviser, Churchill and Nuveen Asset Management (the “NAM Sub-Advisory Agreement”) to manage certain of the Fund's liquid investments, subject to the pace and amount of investment activity in the middle market investment program, pursuant to the NAM Sub-Advisory Agreement. The Fund's liquid investments will be comprised of a portfolio of cash and cash equivalents, liquid fixed-income securities (including broadly syndicated loans) and other liquid credit instruments. The Adviser will pay, monthly in arrears, 50% of the aggregate amount of the management fee payable to the Adviser under the Advisory Agreement associated with the liquid investments managed by Nuveen Asset Management at the direction of Churchill. Fees payable to Nuveen Asset Management will be borne entirely by the Adviser, and will not be directly incurred by the Fund.
Certain Relationships and Related Party Transactions
In the ordinary course of business, we may enter into transactions with affiliates and portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any transactions with any persons affiliated with us that are prohibited under the 1940 Act, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, and/or certain of our affiliates. We will not enter into any agreements related to any such transactions unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek Board review and approval or exemptive relief for such transaction. Our Board will review such procedures on an annual basis.
Advisory Agreement
The Board, including all of our Independent Trustees, approved the Advisory Agreement at a meeting held on February 20, 2024. In connection therewith, the Advisory Agreement was approved by our Shareholders on May 28, 2024 and became effective on such date. Most recently, on October 29, 2025, our Board approved the renewal of the Advisory Agreement for a one-year term commencing on December 1, 2025, resulting in the continuation of the Advisory Agreement until December 1, 2026. In reaching a decision to approve the renewal of the Advisory Agreement, the Board reviewed a significant amount of information and considered, among other things:
•the nature, quality and extent of the advisory and other services to be provided to the Fund by the Adviser;
•the investment performance of individuals affiliated with the Fund and the Adviser;
•comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;
•the Fund’s projected operating expenses and expense ratio compared to BDCs with similar investment objectives;
•any existing and potential sources of indirect income to the Adviser from its relationships with the Fund and the profitability of those relationships;

•information about the services to be performed and the personnel performing such services under the Advisory Agreement;
•the organizational capability and financial condition of the Adviser and its affiliates; and
•the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.
Based on the information reviewed and the discussion thereof, the Board, including all of the Independent Trustees, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the renewal of the Advisory Agreement as being in the best interests of Shareholders. The Board did not assign relative weights to the above factors or the other factors that it considered. Individual members of the Board may have given different weights to different factors.
CAM Sub-Advisory Agreement
The Board, including all of our Independent Trustees, approved the CAM Sub-Advisory Agreement at a meeting held on February 20, 2024. In connection therewith, the CAM Sub-Advisory Agreement was approved by our Shareholders on May 28, 2024 and became effective on such date. On October 29, 2025, the Board approved the renewal of the CAM Sub-Advisory Agreement for a one-year term commencing on December 1, 2025, resulting in the continuation of the CAM Sub-Advisory Agreement until December 1, 2026. In reaching a decision to approve the renewal of the CAM Sub-Advisory Agreement, the Board reviewed a significant amount of information and considered, among other things:
•the nature, quality and extent of the advisory and other services to be provided to the Fund by Churchill;
•the investment performance of individuals affiliated with the Fund and Churchill;
•comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;
•the Fund’s projected operating expenses and expense ratio compared to BDCs with similar investment objectives;
•any existing and potential sources of indirect income to Churchill from its relationships with the Fund and the profitability of those relationships;
•information about the services to be performed and the personnel performing such services under the CAM Sub-Advisory Agreement;
•the organizational capability and financial condition of Churchill and its affiliates; and
•the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.
Based on the information reviewed and the discussion thereof, the Board, including all of the Independent Trustees, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the renewal of the CAM Sub-Advisory Agreement as being in the best interests of Shareholders. The Board did not assign relative weights to the above factors or the other factors that it considered. Individual members of the Board may have given different weights to different factors.
Most recently, on December 22, 2025, the Board, including a majority of the Independent Trustees, approved the Amended CAM Sub-Advisory Agreement, the terms of which are identical to the CAM Sub-Advisory Agreement, except for the allocation of compensation between the Adviser and Churchill thereunder. The purpose of the Amended CAM Sub-Advisory Agreement was to adjust the aggregate amount of the management fee and incentive fees payable by the Fund to the Adviser (the “Advisory Fees”) that the Adviser is, in turn, required to pay to Churchill from 70% to 85%. The change in the allocation of the Advisory Fees pursuant to the Amended CAM Sub-Advisory Agreement has no economic impact on the Advisory Fees payable by the Fund, and will not result in any changes to the services provided to the Fund by either the Adviser or Churchill. Based on the information reviewed and the discussion thereof, the Board, including a majority of the Independent Trustees, approved the Amended CAM Sub-Advisory

Agreement as being in the best interests of Shareholders. The Board did not assign relative weights to factors considered by it. Individual members of the Board may have given different weights to different factors.
NAM Sub-Advisory Agreement
The Board, including all of our Independent Trustees, approved the NAM Sub-Advisory Agreement at a meeting held on February 20, 2024. In connection therewith, the NAM Sub-Advisory Agreement was approved by our Shareholders on May 28, 2024 and became effective on such date. Most recently, on October 29, 2025, the Board approved the renewal of the NAM Sub-Advisory Agreement for a one-year term commencing on December 1, 2025, resulting in the continuation of the NAM Sub-Advisory Agreement until December 1, 2026. In reaching a decision to approve the NAM Sub-Advisory Agreement, the Board reviewed a significant amount of information and considered, among other things:
•the nature, quality and extent of the advisory and other services to be provided to the Fund by Nuveen Asset Management;
•the investment performance of individuals affiliated with the Fund and Nuveen Asset Management;
•comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;
•the Fund’s projected operating expenses and expense ratio compared to BDCs with similar investment objectives;
•any existing and potential sources of indirect income to Nuveen Asset Management from its relationships with the Fund and the profitability of those relationships;
•information about the services to be performed and the personnel who would be performing such services under the NAM Sub-Advisory Agreement;
•the organizational capability and financial condition of Nuveen Asset Management and its affiliates;
•Nuveen Asset Management’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Fund and the brokers’ provision of brokerage and research services to Nuveen Asset Management; and
•the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.
Based on the information reviewed and the discussion thereof, the Board, including all of the Independent Trustees, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the renewal of the NAM Sub-Advisory Agreement as being in the best interests of Shareholders. The Board did not assign relative weights to the above factors or the other factors that it considered. Individual members of the Board may have given different weights to different factors.
Administration Agreement
Pursuant to the Administration Agreement, the Administrator furnishes the Fund with office facilities and equipment and provides clerical, bookkeeping and record keeping and other administrative services at such facilities. The Administrator performs, or oversees the performance of, our required administrative services, which include, among other things, assisting the Fund with the preparation of the financial records that the Fund is required to maintain and with the preparation of reports to Shareholders and reports filed with the SEC. The Administrator also assists the Fund in determining and publishing our NAV, oversees the preparation and filing of tax returns, prints and disseminates reports to Shareholders and generally oversees the payment of expenses and the performance of administrative and professional services rendered to the Fund by others. At the request of the Adviser, the Administrator will also provide managerial assistance on the Fund’s behalf to those portfolio companies that have accepted the Fund’s offer to provide such assistance.
Intermediary Manager Agreement
On March 31, 2022, the Fund entered into an Intermediary Manager Agreement (the “Intermediary Manager Agreement”) with Nuveen Securities, LLC (the “Intermediary Manager”), an affiliate of Churchill. Under the terms of the Intermediary Manager Agreement, the Intermediary Manager serves as the agent and principal distributor for the Fund’s public offering of its Common

Shares. The Intermediary Manager is entitled to receive distribution and/or shareholder servicing fees monthly at an annual rate of 0.85% of the value of the Fund’s net assets attributable to Class S shares as of the beginning of the first calendar day of the month. The Intermediary Manager is entitled to receive distribution and/or shareholder servicing fees monthly at an annual rate of 0.25% of the value of the Fund’s net assets attributable to Class D shares as of the beginning of the first calendar day of the month. No distribution and/or shareholder servicing fees will be paid with respect to Class I shares.
The Fund will cease paying the distribution and/or shareholder servicing fees on any Class S share and Class D share in a Shareholder’s account at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total brokerage commissions and distribution and/or shareholder servicing fees paid with respect to any such share held by such shareholder within such account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such share. At the end of such month, each such Class S share or Class D share will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such share. The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from the offering.
The Intermediary Manager Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees and the trustees who have no direct or indirect financial interest in the operation of the Fund’s distribution plan or the Intermediary Manager Agreement or by vote a majority of the outstanding voting securities of the Fund, on not more than 60 days’ written notice to the Intermediary Manager or Churchill. The Intermediary Manager Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act.
Relationship with the Adviser, Churchill, Nuveen and TIAA
We, the Adviser and Churchill, and their officers, trustees, employees, agents and affiliates may be subject to certain potential conflicts of interest in connection with our activities and investments. For example, the terms of the Advisory Agreement with respect to management and incentive fees may create an incentive for the Adviser to approve and cause us to make more speculative investments than we would otherwise make in the absence of such fee structure. In addition, certain personnel of the Adviser and/or Churchill serve, or may serve, as officers, directors, members or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts or investment vehicles sponsored or managed by them. Similarly, Churchill may have other clients or other accounts with similar, different or competing investment objectives as us. In serving in these multiple capacities, they may have obligations to other clients, other accounts or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or our Shareholders. The conflicts of interest described herein could prevent the Fund from making or disposing of certain investments or making or disposing of certain investments on the terms desired.
Churchill or its affiliates also earn additional fees related to the securities in which the Fund invests, which may result in conflicts of interests for the senior investment professionals and members of the investment committee making investment decisions. For example, subject to any applicable limitations under applicable law, Churchill and its affiliates may act as an arranger, syndication agent, or in a similar capacity with respect to securities in which the Fund invests, where Churchill's investment staff sources and arranges financing transactions that may be eligible for investment by its client accounts (including the Fund), and, in connection therewith, commits to source, arrange, and issue such financing instruments as may be required by the related issuer(s). In connection with such sourcing and arranging activity, such issuer(s) agree to pay Churchill and its affiliates compensation in the form of closing or arrangement fees, which compensation is paid to them at or immediately prior to the funding of such financing, separately from the management fees paid by the Fund. Additionally, subject to any applicable limitations under applicable law, affiliates of Churchill may act as the administrative agent on credit facilities under which such securities are issued, which may contemplate additional compensation to such affiliates for the service of acting as administrative agent thereunder. Each of Churchill and Nuveen Asset Management has a separate account, fund-of-one, or other managed account arrangements in place with TIAA or subsidiaries thereof. Consistent with their respective investment allocation policies and the Order, Churchill and Nuveen Asset Management also may simultaneously be managing certain securities for the Fund and allocating the same investments to TIAA (or subsidiaries thereof) pursuant to such arrangements, which may lead to conflicts of interest.
In certain instances, it is possible that other entities managed by Churchill or Nuveen Asset Management or a proprietary account of TIAA may be invested in the same or similar loans or securities as those held by the Fund, and which may be acquired at different times at lower or higher prices. Those investments also may be in securities or other instruments in different parts of the company’s capital structure that differ significantly from the investments held by the Fund, including with respect to material terms and conditions, including, without limitation, seniority, interest rates, dividends, voting rights and participation in liquidation proceeds. To the extent such a conflict occurs, Churchill and/or Nuveen Asset Management will attempt to resolve the conflict in a fair and equitable manner. However, there can be no assurance that conflicts will be resolved in our favor. Consequently, in certain instances, these investments may be in positions or interests that are potentially adverse to those taken or held by the Fund. In such circumstances, measures will be taken to address such actual or potential conflicts, which may include, as appropriate, establishing an information barrier between or among the applicable personnel of the relevant affiliated entities (including as between officers of Churchill), requiring recusal of certain personnel from participating in decisions that give rise to such conflicts, or other protective measures as will be established from time to time to address such conflicts.
Further, subject to any applicable limitations under applicable law, an affiliate of TIAA may serve as the administrative or other named agent on behalf of the lenders with respect to investments by the Fund and/or one or more of its affiliates. In some cases, investments that are originated or otherwise sourced by Churchill may be funded by a loan syndicate organized by Churchill (“Loan Syndicate”) or its affiliates. The participants in a Loan Syndicate (“Loan Syndicate Participants”), in addition to the Fund and its affiliates, may include other lenders and various institutional and sophisticated investors (through private investment vehicles in which they invest). The entity acting as agent may serve as an agent with respect to loans made at varying levels of a borrower’s capital structure. Loan Syndicate Participants may hold investments in the same or distinct tranches in the loan facilities of which the portfolio investment is a part or in different positions in the capital structure under such portfolio investment. As is typical in such agency arrangements, the agent is the party responsible for administering and enforcing the terms of the loan facility, may take certain actions and make certain decisions in its discretion, and generally may take material actions only in accordance with the instructions of a designated percentage of the lenders. In the case of loan facilities that include both senior and subordinate tranches, the agent may take actions in accordance with the instructions of the holders of one or more of the senior tranches without any right to vote or consent (except in certain limited circumstances) by the subordinated tranches of such indebtedness. Churchill expects that the portfolio investments held by the Fund and its affiliates may represent less than the amount of debt sufficient to direct, initiate or prevent actions with respect to such loan facility, or a tranche thereof, of which the Fund’s investment is a part (other than preventing those that require the consent of each lender). As a result of an affiliate of TIAA acting as agent for an agented loan where a Loan Syndicate Participant may own more of the related indebtedness of the obligor or hold indebtedness in a position in the capital structure of an obligor different from that of the Fund and its affiliates, such Loan Syndicate Participants will be in a position to exercise more control with respect to the related loan facility than that which Churchill could exercise on behalf of the Fund, and may exercise such control in a manner adverse to the interests of the Fund.
In addition, TIAA and other client accounts of Churchill, in connection with an advisory relationship with Churchill, may be a limited partner investor in many of the private equity funds that own the portfolio companies in which the Fund will invest, or TIAA (and other private clients managed by Churchill and its affiliates) may otherwise have a relationship with the private equity funds or portfolio companies in which the Fund invests, which may give rise to certain conflicts or limit the Fund’s ability to invest in such portfolio companies. TIAA (and other private clients managed by Churchill and its affiliates) may also hold passive equity co-investments in such private equity funds or portfolio companies owned by such fund, or in holding companies elsewhere in the capital structure of the private equity fund or portfolio company, which may give rise to certain conflicts for the investment professionals when making investment decisions.
Nuveen Asset Management may manage certain of the Fund’s liquid investments pursuant to the NAM Sub-Advisory Agreement. Nuveen Asset Management may serve as managing member, adviser or sub-adviser to one or more affiliated private funds or other pooled investment vehicles. Investment professionals associated with Nuveen Asset Management are actively involved in other investment activities not concerning the Fund and will not devote all of their professional time to the Fund's affairs. For example, Nuveen Asset Management may compete with other affiliates and other accounts for investments for the Fund, subjecting Nuveen Asset Management to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf. In the event that a conflict of interest arises, Nuveen Asset Management will endeavor, so far as it is able, to ensure that such conflict is resolved in a manner consistent with applicable law and its internal policies. There can be no assurance that Nuveen Asset Management will resolve all conflicts of interest in a manner that is favorable to the Fund and any such conflicts of interest could have a material adverse effect on the Fund.
Allocation of Investment Opportunities

Churchill and its affiliates have procedures and policies in place designed to manage the potential conflicts of interest between their fiduciary obligations to us and their similar fiduciary obligations to other clients. An investment opportunity that is suitable for multiple clients of Churchill and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that Churchill’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.
In order to address these issues, Churchill has put in place an investment allocation policy that addresses the restrictions under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities. In the absence of using the Order from the SEC that permits greater flexibility relating to co-investments, Churchill will apply the investment allocation policy to determine which entities will proceed with an investment. When we engage in permitted co-investments, we will do so in a manner consistent with Churchill’s allocation policy. In situations where co-investment with other entities managed by Churchill or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, Churchill will need to decide whether we or such other entity or entities will proceed with the investment. Churchill will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.
Churchill’s allocation policy sets target holds for the Fund and the other accounts managed by Churchill in the ordinary course. The target hold amounts are designed to achieve a high level of diversification in the Fund and the other accounts managed by Churchill, generally in the one percent (1%) - two percent (2%) range (but may be greater or lesser than that from time to time, depending on market conditions). Target holds may be less than the maximum hold position permitted under the investment restrictions applicable to such account (including the Fund), and as a result of the application of the target hold, additional investment capacity may exist, which may go towards co-investment vehicles.
Affiliated Intermediary Manager
The Intermediary Manager, Nuveen Securities, LLC, is an affiliate of the Adviser and Churchill, and will not make an independent review of the Fund or the Fund’s public offering of its Common Shares. This relationship may create conflicts in connection with the Intermediary Manager’s due diligence obligations under the federal securities laws. No independent review of us will be made in connection with the distribution of our Common Shares in our public offering.
Co-Investment Opportunities
As a BDC, the Fund is subject to certain regulatory restrictions in negotiating certain investments with entities with which the Fund may be restricted from doing so under the 1940 Act, such as Churchill and its affiliates, unless it obtains an exemptive order from the SEC.
We may co-invest with other clients of Churchill and its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may co-invest with such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in privately placed securities so long as certain conditions are met, including that Churchill, acting on our behalf and on behalf of other clients, negotiates no term other than price. We also may co-invest with Churchill’s or its affiliates’ other clients as otherwise permissible under regulatory guidance, applicable regulations, and Churchill’s investment allocation policy, which Churchill maintains in writing. Under this investment allocation policy, a portion of each eligible investment opportunity, which may vary based on asset class and from time to time, is offered to us and similar eligible accounts, as periodically determined by Churchill. The Fund also may participate in negotiated co-investment transactions with certain other funds and accounts sponsored or managed by Churchill, Nuveen Asset Management and/or their respective affiliates pursuant to the Order. The Order requires that a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Board make certain findings with respect to the following, among other things: (1) when the Fund co-invests with an affiliated entity (as defined in the exemptive application) in an issuer where an affiliated entity has an existing investment in the issuer under certain circumstances, and (2) if the Fund disposes of an asset acquired in a co-investment transaction unless the disposition is done on a pro rata basis or the disposition is of a tradable security. Pursuant to the Order, the Board oversees the Fund’s participation in the co-investment program. As required by the Order, the Fund has adopted, and the Board has approved, policies and procedures reasonably designed to ensure the Fund’s compliance with the conditions of the Order, and the Adviser and the Fund’s Chief Compliance Officer will provide reporting to the Board.
Material Non-Public Information
The investment professionals of the Adviser, Churchill and Nuveen Asset Management may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a portfolio company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.
Promoters and Certain Control Persons
The Adviser, Churchill and Nuveen Asset Management may be deemed promoters of the Fund. We have entered into the Advisory Agreement with the Adviser, the Amended CAM Sub-Advisory Agreement with Churchill, and the NAM Sub-Advisory Agreement with Nuveen Asset Management.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
PricewaterhouseCoopers LLP, New York, New York, has been appointed by the Audit Committee and the Board to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2026. PricewaterhouseCoopers LLP acted as the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2025. PricewaterhouseCoopers LLP has advised us that neither the firm nor any present member or associate of it has a direct financial or material indirect financial interest in the Fund or its affiliates. It is expected that a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.
Set forth in the table below are audit fees, audit-related fees, tax fees and all other fees billed to the Fund by PricewaterhouseCoopers LLP for professional services performed for the fiscal years ended December 31, 2025 and December 31, 2024:

	For the fiscal year ended December 31, 2025	For the fiscal year ended December 31, 2024
Audit Fees	$498,050	$440,550
Audit-Related Fees	$64,800	$33,000
Tax Fees	$22,480	$76,630
All Other Fees	$—	—
Total Fees	$585,330	$550,180
Audit Fees: Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our financial statements included in the Annual Report and the review of our financial statements included in our quarterly reports on Form 10-Q in accordance with generally accepted auditing principles in the United States (“U.S. GAAP”), this category contains fees for comfort letters, statutory audits, consents and assistance with and review of documents filed with the SEC.
Audit-Related Fees: Audit-related fees are assurance and related services that are reasonably related to the performance of the independent accountant, such as attestation services that are not required by statute or regulation and agreed upon procedures performed by the Fund’s principal accountant.
Tax Fees: Tax fees include professional fees for tax compliance and tax advice.
All Other Fees: Other fees would include fees for products and services other than the services reported above.
Pre-Approval Policies and Procedures
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and such services cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. The Audit Committee does not delegate its responsibility to pre-approve services performed by the independent registered public accounting firm to management.

Audit Committee Report*
The Audit Committee of the Board operates under a written charter adopted by the Board. The Audit Committee is currently composed of Messrs. Potter and Ritchie and Mses. Sklar and Smith.
Management is responsible for the Fund’s internal controls over financial reporting. The Fund’s independent registered public accounting firm is responsible for performing an independent audit of the Fund’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and expressing an opinion on the conformity of those audited financial statements in accordance with U.S. GAAP. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Fund’s independent registered public accounting firm.
Audit Firm Selection/Ratification
At least annually, the Audit Committee reviews the Fund’s independent registered public accounting firm to decide whether to retain such firm on behalf of the Fund. PricewaterhouseCoopers LLP has been the Fund’s independent registered public accounting firm since 2022.
When conducting its latest review of PricewaterhouseCoopers LLP, the Audit Committee actively engaged with PricewaterhouseCoopers LLP’s engagement partners and considered, among other factors:
•the professional qualifications of PricewaterhouseCoopers LLP and that of the lead audit partner and other key engagement members relative to the current and ongoing needs of the Fund;
•PricewaterhouseCoopers LLP’s historical and recent performance on the Fund’s audits, including the extent and quality of PricewaterhouseCoopers LLP’s communications with the Audit Committee related thereto;
•senior management’s assessment of PricewaterhouseCoopers LLP’s performance;
•the appropriateness of PricewaterhouseCoopers LLP’s fees relative to both efficiency and audit quality;
•PricewaterhouseCoopers LLP’s independence policies and processes for maintaining its independence;
•PCAOB audit quality inspection reports on PricewaterhouseCoopers LLP;
•PricewaterhouseCoopers LLP’s tenure as the Fund’s independent registered public accounting firm and its related depth of understanding of the Fund’s businesses, operations and systems and the Fund’s accounting policies and practices;
•PricewaterhouseCoopers LLP’s professional integrity and objectivity; and
•the relative benefits, challenges, overall advisability and potential impact of selecting a different independent registered public accounting firm.
As a result of this evaluation, the Audit Committee approved the appointment of PricewaterhouseCoopers LLP for the 2026 fiscal year.
Audit Engagement Partner Selection
Under SEC rules and PricewaterhouseCoopers LLP’s practice, the lead engagement audit partner is required to change every five years, and the current lead audit partner was appointed for the fiscal year ended December 31, 2024.
Pre-Approval Policy
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve all services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to pre-approve services performed by the independent registered public accounting firm to management.
During the fiscal year ended December 31, 2025, the Audit Committee pre-approved 100% of non-audit services in accordance with the pre-approval policy described above.
Review with Management
The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Fund’s financial statements were prepared in accordance with U.S. GAAP.
Review and Discussion with Independent Registered Public Accounting Firm
The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, matters required to be discussed by the applicable requirements of the PCAOB. The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.
Conclusion
Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Fund’s Annual Report for the fiscal year ended December 31, 2025 for filing with the SEC. The Audit Committee also recommended the selection of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2026.
Respectfully Submitted,
The Audit Committee
James Ritchie
Stephen Potter
Dee Dee Sklar
Sarah Smith
*The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Fund under the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING
The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of Shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF SHAREHOLDER PROPOSALS
Any proposal of a Shareholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2027 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by us on or before December 7, 2026. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to Nuveen Churchill Private Capital Income Fund, 375 Park Avenue, 9th Floor, New York, NY 10152, Attention: Vice President and Secretary, John McCally. Our Nominating Committee will review all Shareholder proposals and will make recommendations to the Board for action on such proposals.
Shareholder proposals or trustee nominations to be presented at the 2027 annual meeting of shareholders, other than Shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, must be submitted in accordance with the advance notice procedures and other requirements set forth in our Bylaws. These requirements are separate from the requirements discussed above to have the Shareholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.
Our Bylaws require that the proposal or recommendation for trustee nominations must be delivered to, or mailed and received at, the principal executive offices of the Fund not earlier than November 7, 2026, the 150th day prior to the one year anniversary of the date of the Fund’s proxy statement for the preceding year’s annual meeting, and not later than 5:00 p.m., Eastern Time, on December 7, 2026, the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, shareholder proposals or trustee nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the later of 5:00 p.m., Eastern Time, on the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

SUBMISSION OF COMPLAINTS
The Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Fund’s Chief Compliance Officer, Charmagne Kukulka. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Audit Committee Chair. Complaints may also be submitted on an anonymous basis via an anonymous online reporting system.
HOUSEHOLDING
Mailings for multiple Shareholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (prospectuses, proxy statements, etc.) or other communications for all Shareholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the SEC. If you do not want to continue to receive combined mailings of Fund communications and would prefer to receive separate mailings of Fund communications, please contact John McCally by telephone at (212) 478-9200 or by mail to Nuveen Churchill Private Capital Income Fund, 375 Park Avenue, 9th Floor, New York, NY 10152, Attention: Vice President and Secretary, John McCally.
AVAILABLE INFORMATION
Copies of the Fund’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K are available at the Fund’s website (www.nuveen.com/pcap) or without charge, upon request. Please contact Investor Relations by telephone at (212) 478-9200, by email at PCAP-IR@churchillam.com or mail your request to Nuveen Churchill Private Capital Income Fund, 375 Park Avenue, 9th Floor, New York, NY 10152.
YOU ARE CORDIALLY INVITED TO PARTICIPATE IN THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, YOU ARE REQUESTED TO VOTE IN ACCORDANCE WITH THE VOTING INSTRUCTIONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, OR BY REQUESTING HARD COPY PROXY MATERIALS FROM US AND RETURNING A PROXY CARD.

PRIVACY NOTICE
The following information is provided to help investors understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
In order to provide you with individualized service, the Fund collects certain nonpublic personal information about you from information you provide on your subscription agreement or other forms (such as your address and social security number), and information about your account transactions with the Fund (such as purchases of Common Shares and account balances). The Fund also may collect such information through your account inquiries by mail, email, telephone or website.
The Fund does not disclose any nonpublic personal information about you to anyone, except as permitted by law. Specifically, so that the Fund, Churchill and their affiliates may continue to offer services that best meet your investing needs, the Fund may disclose the information we collect, as described above, to companies that perform administrative or marketing services on behalf of the Fund, such as transfer agents, or printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which they have been hired, and are not permitted to use or share this information for any other purpose.
We will continue to adhere to the privacy policies and practices described in this notice if you no longer hold Common Shares.
The Fund and Churchill maintain internal security procedures to restrict access to your personal and account information to those officers and employees who need to know that information to service your account. The Fund maintains physical, electronic and procedural safeguards to protect your nonpublic personal information.

CHURCHILL
from nuveen

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before the Annual Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or the Annual Meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Annual Meeting - Go to **www.virtualshareholdermeeting.com/PCAP2026**

Shareholders of record may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or the Annual Meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V91862-P48668

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND

The Board of Trustees recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. The election of the following persons as trustees, who will each serve as a trustee of Nuveen Churchill Private Capital Income Fund's board of trustees until 2027, or until their respective successor is duly elected and qualified.	☐	☐	☐

01) Kenneth Kencel
02) William Huffman
03) Stephen Potter
04) James Ritchie
05) Dee Dee Sklar
06) Sarah Smith

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

To conduct such other business as may properly come before the Annual Meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V91863-P48668

The undersigned shareholder of Nuveen Churchill Private Capital Income Fund (the "Fund") acknowledges receipt of the Notice of Annual Meeting of Shareholders of the Fund (the "Annual Meeting") and hereby appoints Kenneth Kencel, Shaul Vichness and John McCally, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the common shares of beneficial interest of the Fund which the undersigned is entitled to vote at the Annual Meeting to be held at 1:00 p.m., Eastern Time on May 21, 2026 at www.virtualshareholdermeeting.com/PCAP2026, and any adjournment or postponement thereof.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE; where no choice is specified, it will be voted FOR the proposal in accordance with the recommendation of the Fund's board of trustees and in the discretion of the proxies with respect to any other matters that may properly come before the Annual Meeting.

Continued and to be signed on reverse side